UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2010

____________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-08327 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

1811 Bering Drive, Suite 200
Houston, Texas 77057
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07                      Submission of Matters to a Vote of Security Holders

On December 2, 2009, ICO, Inc., a Texas corporation (the “Company”), A. Schulman, Inc., a Delaware corporation (“A. Schulman”), and Wildcat Spider, LLC (now known as ICO-Schulman, LLC), a Texas limited liability company and direct wholly owned subsidiary of A. Schulman (“Merger Sub”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”).  Pursuant to the terms of the Merger Agreement and subject to the conditions set forth therein, the Company will merge with and into Merger Sub with Merger Sub surviving as a wholly owned subsidiary of A. Schulman (the “Merger”).

The Company held a special meeting of shareholders on April 28, 2010 (i) to approve the Merger Agreement (the “Merger Proposal”) and (ii) to approve an adjournment of the special meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the Merger Agreement (the “Adjournment Proposal”).  At the special meeting, the Merger Proposal was approved by holders of the Company’s common stock with 19,374,732 votes cast “For” the Merger Proposal, 91,004 votes cast “Against” and 14,209 shares “Abstaining”.  The Adjournment Proposal was approved by holders of the Company’s common stock with 18,551,218 votes cast “For” the Adjournment Proposal, 920,419 votes cast “Against” and 8,308 shares “Abstaining”.

The Merger Proposal and the Adjournment Proposal are described in detail in the Company’s proxy statement for the special meeting dated March 25, 2010 and mailed to shareholders on or about March 29, 2010.

ITEM 8.01                      Other Events

On April 28, 2010, the Company issued a press release announcing that the Company’s shareholders at a special meeting of shareholders voted on and approved the proposed merger with A. Schulman, Inc.  A copy of the press release is attached herewith as Exhibit 99.1 and incorporated herein by reference.

On April 30, 2010, the Company and Merger Sub intend to file a certificate of merger with the Secretary of State of the State of Texas, which will complete the Merger.  The Company also intends to file with the Securities and Exchange Commission a certification on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting that the Company’s Common Stock be deregistered and that the Company’s reporting obligations under the Exchange Act be suspended.

ITEM 9.01                      Financial Statements and Exhibits

(d) Exhibits.  The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release dated April 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: April 28, 2010	By:	/s/ Bradley T. Leuschner
	Name:	Bradley T. Leuschner
	Title:	Chief Financial Officer and
Treasurer